SECURITIES AND EXCHANGE COMMISSION
			   Washington, D.C.  20549



				  FORM 8-K



			       CURRENT REPORT


		  Pursuant to Section 13 or 15(d) of the
		     Securities Exchange Act of 1934



				May 22, 1996
			      (Date of Report)


				 May 9, 1996
		     (Date of earliest event reported)



			Fairfield Communities, Inc.
	  (Exact name of Registrant as specified in its charter)



	Delaware                  1-8096                     71-0390438
(State or other juris-         (Commission                (I.R.S. Employer
diction of incorporation)      File Number)            Identification Number)



			   2800 Cantrell Road
		      Little Rock, Arkansas  72202
			     (501) 664-6000
       (Address including zip code and telephone number including
	  area code of Registrant's principal executive offices)

		     INFORMATION INCLUDED IN THE REPORT




Item 5         Other Events

     On May 9, 1996, the Board of Directors of Fairfield Communities, Inc. (the "Company") amended and restated the Bylaws of the Company, primarily to authorize the Chief Executive Officer to appoint other officers and agents, pursuant to Article IV, Section 3 of the Fifth Amended and Restated Bylaws of the Company. A copy of the Fifth Amended and Restated Bylaws of the Company, reflecting the foregoing amendment, is attached hereto as Exhibit 3.(ii) and is hereby incorporated by reference.

Item 7         Financial Statements and Exhibits



	  (c)  Exhibits
	       --------

	       3.(ii)      Fifth Amended and Restated Bylaws of Fairfield
			   Communities, Inc.

				SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

					FAIRFIELD COMMUNITIES, INC.


					By: /s/ Marcel J. Dumeny
						Marcel J. Dumeny
						Senior Vice President

Date:  May 22, 1996

			 FAIRFIELD COMMUNITIES, INC.

			       EXHIBIT INDEX
			       -------------




								Sequential
Exhibit Number    Description                                   Page Number
- --------------    -----------                                   -----------

  3.(ii)          Fifth Amended and Restated Bylaws of
		  Fairfield Communities, Inc.